Business Combination	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Business Combination

4. Business Combinations

Pending Acquisition of Wholesale Channel and Retail Assets from Nationstar Mortgage Holdings, Inc.

On November 7, 2013, the Company announced that it had entered into a binding letter of intent to acquire the wholesale lending channel and certain distributed retail assets of Nationstar Mortgage Holdings Inc. (“Nationstar”). The acquisition of Nationstar’s wholesale lending channel and retail assets will compliment the Company’s existing wholesale and retail channels and accelerate its geographic expansion. Pursuant to the terms of the letter of intent, the Company agreed to purchase the assets and offer employment to certain employees associated with these businesses. The purchase price will be the net book value of the fixed assets acquired from Nationstar.

Pending Acquisition of Crossline Capital, Inc.

On November 13, 2013 the Company entered into a definitive agreement to acquire Crossline Capital, Inc. (“Crossline”), a California-based mortgage lender that originates, funds, and services residential mortgages. The acquisition of Crossline will allow the Company to increase its origination volume through geographic expansion. Crossline is licensed to originate mortgages in 20 states including Arizona, California, Colorado, Connecticut, Florida, Georgia, Idaho, Maryland, Massachusetts, New Hampshire, New Mexico, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, Texas, Utah, Virginia and Washington, and is an approved FNMA Seller Servicer. In addition, it operates two national mortgage origination call centers in Lake Forest, CA and Scottsdale, AZ and also operates retail mortgage origination branches in seven other locations in Southern California.

The purchase price will be based on (i) the estimated book value of Crossline at the closing date (subject to contractual purchase price adjustments) and (ii) the estimated fair value of potential contingent consideration under an earn-out arrangement.

Acquisition of Assets from NattyMac, LLC

On August 30, 2012, the Company acquired all rights, title and interest in the assets of the NattyMac, LLC (“NattyMac”) single-family mortgage loan warehousing business. Founded in 1994 in St. Petersburg, FL, NattyMac operated as an independent mortgage warehouse lender focused on financing prime mortgage loans that were committed for purchase by GSEs. NattyMac’s strong reputation in the mortgage banking industry, along with its warehouse financing platform and experienced staff, will complement the Company’s existing business and allow the Company to provide an additional source of funding to its customers.

The following table summarizes the total consideration transferred for NattyMac and the fair value of assets acquired on the acquisition date:

Consideration:
Cash consideration	$512
Fair value of contingent consideration	2,095

Total consideration	2,607
Fair value of assets acquired:
Identifiable intangible assets	3,710
Property and equipment	57
Other assets	12

Total fair value of assets acquired	3,779

Bargain purchase gain	$1,172

Acquisition-related expenses	$406

The acquisition of NattyMac’s assets was determined to be a bargain purchase, as the fair value of the identified assets acquired exceeded the aggregate consideration transferred. Accordingly, the Company recognized a bargain purchase gain which is classified as “Other revenue” in its consolidated results of operations for the three and nine months ended September 30, 2012.

As part of the acquisition of the assets of NattyMac, the Company agreed to pay NattyMac’s sellers a deferred purchase price of $75 (whole dollars) for each mortgage loan funded through the mortgage loan warehousing business acquired from NattyMac. The potential undiscounted amount of all future payments that the Company could be required to make under the contingent consideration arrangement is between $0 and $2,250. There is no expiration date for the fulfillment of the contingent consideration arrangement. The fair value of the contingent consideration arrangement was estimated to be approximately $2,103 and $2,095 as of September 30, 2013 and December 31, 2012, respectively, and was estimated by applying the income approach. The fair value of the contingent consideration as of September 30, 2013 and December 31, 2012 was based on key assumptions including (i) the Company’s revised estimate of the number and timing of mortgage loans to be funded and (ii) discount rates of 5.37% and 5.3%, respectively. The Company’s revised estimated fair value of the contingent earn-out liability of $2,103 as of September 30, 2013 increased from its original acquisition-date estimated fair value of $2,095 primarily due to the estimated timing of mortgage loan fundings from the NattyMac warehousing business. At September 30, 2013, 44 mortgage loans had been funded through NattyMac’s single-family warehousing business and the Company expects that the full amount of contingent consideration will be paid over a 18-month period. The Company made its first contingent consideration payment in the amount of $3 in October 2013 for mortgage loans funded during the three months ended September 30, 2013.

R. BUSINESS COMBINATION

As part of the Company’s growth strategy, on August 30, 2012, the Company acquired all rights, title, and interest in the assets of NattyMac’s single-family mortgage loan warehousing business. Founded in 1994 in St. Petersburg, FL, NattyMac operated as an independent mortgage warehouse lender focused on financing prime mortgage loans that were committed for purchase by GSEs. NattyMac’s strong reputation in the mortgage banking industry, along with its warehouse financing platform and experienced staff, will complement the Company’s existing business and allow us to provide an additional source of funding for our correspondent customers. The following table summarizes the consideration paid for NattyMac and the amount of net assets acquired recognized at the acquisition date:

At August 30, 2012	Amount
Consideration:
Cash	$511,828
Contingent Consideration	2,094,854

Fair Value, Total Consideration Transferred	2,606,682

Recognized Amounts of Indentifiable Assets Acquired:
Property and Equipment	$56,913
Other Assets	11,827
Indentifiable Intangible Assets	3,710,000

Total Indentifiable Intangible Assets	$3,778,740

Bargain Purchase Gain	$1,172,058

Acquisition-Related Costs	$405,704

The contingent consideration arrangement represents a deferred purchase price of $75 for each mortgage loan subsequently funded through the single-family mortgage loan warehousing business acquired from NattyMac. The deferred purchase price shall not exceed $2.25 million in the aggregate. The potential undiscounted amount of all future payments that the Company could be required to make under the contingent consideration arrangement is between $0 and $2.25 million. The fair value of the contingent consideration arrangement was estimated to be approximately $2.1 million at the acquisition date by applying the income approach. The fair value of the contingent consideration is based on key assumptions including (i) management’s estimate of number and timing of mortgage loans to be funded each quarter; and (ii) a discount rate of 5.3%. We estimated, at the acquisition date, that all mortgage loans would be funded over a 22-month period. At December 31, 2012, the earn-out liability for the contingent consideration arrangement amounted to $2.1 million. At December 31, 2012, no mortgage loans had been funded through NattyMac’s single-family warehousing business and the Company had not yet made any contingent consideration payments.

The fair value of the contingent consideration and the identified net assets acquired are provisional pending receipt of the final valuations. Additionally, the Company continues to obtain and assess facts and circumstances that existed as of the acquisition date that, if known, may have resulted in the recognition of additional assets and/or liabilities as of that date. The measurement period relating to the business combination is not expected to exceed more than one year from the acquisition date.

The acquisition of NattyMac’s single-family mortgage loan warehousing business was determined to be a bargain purchase for financial reporting purposes. The bargain purchase gain was recognized because the fair value of the identified net assets acquired exceeded the aggregate of the consideration transferred. Accordingly, the Company recognized a resulting bargain purchase gain of $1,172,058 on the acquisition date which is included in operations.